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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 13, 1996

                              MEDAPHIS CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

                                   000-19480
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                            (Commission File Number)

                                   58-1651222
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                      (IRS Employer Identification Number)

        2700 Cumberland Parkway
            Suite 300
           Atlanta, Georgia                                     30339
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(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (770) 444-5300
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                                 Not applicable
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         (Former Name or Former Address, if Changed Since Last Report)

                        Exhibit Index Located on Page: 6
                            Total Number of Pages 11

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       THIS CURRENT REPORT ON FORM 8-K/A IS BEING FILED AS A RESULT OF THE
COMPANY'S RESTATEMENT OF ITS CONSOLIDATED FINANCIAL STATEMENTS FOR THE THREE MONTHS AND YEAR ENDED DECEMBER 31, 1995 AND AS OF MARCH 31, 1996 AND JUNE 30, 1996. TO THE EXTENT THIS AMENDED FILING IS INCONSISTENT WITH THE COMPANY'S CURRENT REPORT ON FORM 8-K DATED MARCH 13, 1996 (THE "ORIGINAL FILING"), THE ORIGINAL FILING IS HEREBY SUPERSEDED AND AMENDED. TO THE EXTENT THE ORIGINAL FILING IS UNAFFECTED BY THE RESTATEMENT, THE ORIGINAL FILING HAS NOT BEEN UPDATED OR CORRECTED TO REFLECT EVENTS OCCURRING SUBSEQUENT TO THE DATE OF THE ORIGINAL FILING.

       This Form 8-K/A contains statements which may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent, belief or current expectations of Medaphis Corporation and members of its management team. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements are set forth in the Safe Harbor Compliance Statement included as Exhibit 99 to the Form 10-Q filed on November 14, 1996, and are hereby incorporated herein by reference. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Item 5.       Other Events.

       On March 13, 1996, Medaphis Corporation, a Delaware corporation ("Medaphis"), RipSub, Inc., a Georgia corporation and a wholly-owned subsidiary of Medaphis ("RipSub"), and Rapid Systems Solutions Inc., a Maryland corporation ("Rapid Systems"), entered into a Merger Agreement pursuant to which Medaphis will acquire all of the outstanding shares of capital stock of Rapid Systems in exchange for 1,135,000 shares of Medaphis Common Stock. Under the Merger Agreement, RipSub will be merged with and into Rapid Systems, which will survive as a wholly-owned subsidiary of Medaphis. The transaction is subject to, among other things, Rapid Systems shareholder approval. The press release issued by Medaphis announcing its execution of a definitive agreement to acquire Rapid Systems is attached hereto as Exhibit 99.1.

       On March 15, 1996, Medaphis Corporation, a Delaware corporation ("Medaphis"), BSGSub, Inc. a Delaware corporation and wholly owned subsidiary of Medaphis ("BSGSub"), and BSG Corporation, a Delaware corporation ("BSG"), entered into a Merger Agreement pursuant to which Medaphis will acquire all of the outstanding shares of capital stock of BSG in exchange for approximately 7.5 million shares of Common Stock of Medaphis and the assumption by Medaphis of certain stock options and rights of BSG representing approximately an additional
2.66 million shares of Common Stock of Medaphis (the "Merger"). Under the Merger Agreement, BSGSub will be merged with and into BSG, which will survive the Merger as a wholly owned subsidiary of Medaphis. The Merger is subject to, among other things, certain regulatory approvals and BSG stockholder approval. The press release issued by Medaphis announcing the Merger is attached hereto as
Exhibit 99.2

       The Mergers are expected to be accounted for as a pooling-of-interests. Unaudited pro forma combined financial statements of Medaphis for the years ended December 31, 1993, 1994 and 1995 appear herein as Exhibit 99.3. The Unaudited Pro Forma Combined Statements of Operations for the years ended December 31, 1993, 1994 and 1995 give effect to (i) the Merger and pending merger between Medaphis and Rapid Systems as if they had occurred on January 1, 1993 and (ii) certain pro forma adjustments related to the merger between Medaphis and Automation Atwork, which was consummated on March 17, 1995, and the merger between Medaphis and Medical Management Sciences, Inc., which was consummated on December 29, 1995 (collectively, the "Atwork and MMS Mergers"). The Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1995 also gives effect to the 1995 acquisitions, which include the acquisition of Medical Management, Inc., Medical Billing Service, Computers Diversified, Inc. and the Receivables Management Divisions of MedQuist Inc. (the "1995 Acquisitions") as if each had occurred on January 1, 1995. The Unaudited Pro Forma Combined Balance Sheet as of December 31, 1995 gives effect to the Merger and the proposed merger with Rapid Systems as if they had occurred on December 31, 1995. The Unaudited Pro Forma Combined Financial Statements do not include the effects of the Decisions Support Group, Medical Office Consultants, Inc., Consort Technologies, Inc., Billing and Professional Services, Inc., The Halley Exchange, Inc., Medical Management Computer Sciences, Inc., CBT Financial Services, Inc. and Intelligent Visual Computing, Inc. acquisitions, as they are not considered significant individually or in the aggregate.

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       The Merger and the pending merger with Rapid Systems are expected to be accounted for under the pooling-of-interests method of accounting. Each of the 1995 Acquisitions has been accounted for under the purchase method of accounting. The total purchase price for each of these acquisitions has been allocated to tangible and identifiable intangible assets and liabilities based upon management's estimate of their respective fair market values with the excess of cost over net assets acquired allocated to goodwill. The allocation of the purchase price for certain of the 1995 Acquisitions is subject to revision when additional information concerning asset and liability valuation is obtained. Management believes the asset and liability valuations utilized for these acquisitions will not be materially different from the pro forma information presented herein.

       Each of the Unaudited Pro Forma Combined Statements of Operations includes the historical operating results of each of the acquired companies included therein from the beginning of the period covered by such statement until the earlier of the date of the acquisition or the end of the period covered by such statement.

       The Unaudited Pro Forma Combined Financial Statements do not purport to be indicative of the results that actually would have been obtained if the combined operations had been conducted during the periods presented and they are not necessarily indicative of operating results to be expected in future periods. The Unaudited Pro Forma Combined Financial Statements and notes thereto should be read in conjunction with the historical financial statements and notes thereto of Medaphis which are incorporated by reference herein and the historical financial statements and notes thereto of BSG which are set forth in
Exhibit 99.4 to this Current Report on Form 8-K and of certain of the 1995 Acquisitions, contained in the reports filed by Medaphis pursuant to the Securities and Exchange Act of 1934, as amended.

       On April 1, 1996, Medaphis filed its Annual Report on Form 10-K for the year ended December 31, 1995. The Annual Report on Form 10-K incorporates by reference from Medaphis' Annual Report to Stockholders for the year ended December 31, 1995, Medaphis' Consolidated Financial Statements for the year ended December 31, 1995. The reports of Deloitte & Touche LLP dated March 15, 1996, with respect to such Consolidated Financial Statements appear in or are incorporated by reference into the Company's Annual Report on Form 10-K (as amended by the Company's Annual Report on Form 10-K/A filed on January 10,
1997). A consent executed by Deloitte & Touche LLP to the incorporation of such reports in Registration Statement No. 333-1800 of Medaphis on Form S-4 is attached hereto as Exhibit 23.2 and is included in the Company's Annual Report on Form 10-K/A.

       Medaphis has restated its consolidated financial statements for the three months and year ended December 31, 1995. The restatement results primarily from a software licensing agreement entered into by Imonics Corporation, a wholly owned subsidiary of Medaphis, in December 1995 for which Medaphis recognized associated license fee revenue in 1995. Subsequent to the issuance of Medaphis' 1995 unaudited pro forma combined financial statements in the Company's Current Report on Form 8-K dated March 13, 1996, management discovered unauthorized correspondence which created a contingency for the license fee payable under this agreement. Such contingency precluded recognition of license fee revenue in 1995 associated with this agreement.

       For additional information, the reader may wish to refer to the Company's Current Report on Form 8-K/A dated June 29, 1996 filed on November 14, 1996, the Company's Current Report on Form 8-K/A-2 dated June 29, 1996 filed on January 10, 1997, the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996 filed on November 14, 1996, the Company's Current Report on Form 8-K/A dated February 8, 1996 filed on January 10, 1997, the Company's Current Report on Form 8-K/A dated April 3, 1996 filed on January 10, 1997, the Company's Current Report on Form 8-K/A dated May 6, 1996 filed on January 10, 1997, the Company's Current Report on Form 8-K/A dated May 29, 1996 filed on January 10, 1997, the Company's Current Report on Form 8-K/A dated June 29, 1996 filed on January 10, 1997, the Company's Quarterly Report on Form 10-Q/A for the quarterly period ended March 31, 1996 filed on January 10, 1997, the Company's Quarterly Report on Form 10-Q/A for the quarterly period ended June 30, 1996 filed January 10, 1997 and the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1995 filed on January 10, 1997.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c)    Exhibits
       23.1*         Consent of Price Waterhouse LLP.

       23.2*         Consent of Deloitte & Touche LLP.

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

99.1* Press release dated March 13, 1996, issued by Medaphis announcing the execution of a definitive agreement to acquire Rapid Systems Solutions, Inc., as described in Item 5 of this Form 8-K.

99.2* Press Release dated March 15, 1996, issued by Medaphis announcing the execution of a definitive agreement to acquire BSG Corporation, as described in Item 5 of this Form 8-K.

99.3   Unaudited Pro Forma Combined Financial Statements of Medaphis
       Corporation, as described in Item 5 of this Form 8-K/A.

99.4*  Consolidated Financial Statements of BSG Corporation, as described in
       Item 5 of this Form 8-K.

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*  Previously filed with Registrant's Current Report on Form 8-K dated March
   13, 1996.






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                                   Signatures

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          MEDAPHIS CORPORATION


Date:  January 10, 1997                   /s/ Michael R. Cote
                                          ------------------------------------
                                          Michael R. Cote
                                          Senior Vice President --
                                          Finance, Chief Financial Officer
                                          and Assistant Secretary











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                                    INDEX




Exhibit                                                                                 Page No.
-------                                                                                 --------
23.1*           Consent of Price Waterhouse LLP.

23.2*           Consent of Deloitte & Touche LLP.

99.1*           Press release dated March 13, 1996, issued by
                Medaphis announcing the execution of a definitive agreement to acquire Rapid Systems Solutions, Inc., as described in Item 5 of this Form 8-K.

99.2*           Press Release dated March 15, 1996, issued by
                Medaphis announcing the execution of a definitive agreement to aquire BSG Corporation, as described in
                Item 5 of this Form 8-K.

99.3 Unaudited Pro Forma Combined Fianancial Statements of Medaphis Corporation, as described in Item 5 of this Form 8-K/A.

99.4* Consolidated Financial Statements of BSG Corporation, as described in Item 5 of this Form 8-K.


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*  Previously filed with Registrant's Current Report on Form 8-K dated March 13,
   1996.

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